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                                                                 EXHIBIT 10.1.24

                           SECOND AMENDMENT AGREEMENT

     THIS SECOND AMENDMENT AGREEMENT, dated as of November 1, 1999 (this "Agreement"), is by and between Conseco Finance Corp. (fka Green Tree Financial Corporation), a Delaware corporation (the "Company") and Lawrence M. Coss (the "Executive").

                                  WITNESSETH:

     WHEREAS, the Company and the Executive are parties to a Noncompetition Agreement dated as of February 9, 1996, as amended as of April 6, 1998 (as so amended the "Noncompetition Agreement");

     WHEREAS, the Company and the Executive desire to amend the Noncompetition Agreement as set forth below, effective as of November 1, 1999.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                   AMENDMENTS

     Article V of the Noncompetition Agreement shall be amended to add the following language at the end thereof:

        Notwithstanding the foregoing the Company will discontinue providing Mr. Coss a security person as of October 31, 1999, a personal secretary as of November 30, 1999 and office space as of December 31, 1999 and in lieu thereof shall make the following payments to Mr. Coss on the respective dates set forth below:

                           November 30, 1999   $ 19,000
                           June 30, 2000       $171,000
                           June 20, 2001       $171,600
                           June 30, 2002       $171,600

                                   ARTICLE II

                                 MISCELLANEOUS

     This Agreement shall be binding upon and shall inure to the benefit of the Company, its successors and assigns.

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     All other provisions of the Noncompetition Agreement not specifically amended hereby shall remain in full force and effect.

     This Agreement shall be construed and interpreted under the applicable laws and decisions of the State of Minnesota.

     The provisions of this Agreement shall be considered severable and the invalidity of one shall not render invalid or impair the binding nature and effect of any other provision contained herein.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                                   CONSECO FINANCE CORP.

                                                   By: /s/ Rollin M. Dick
                                                      --------------------------

                                                   Name: Rollin M. Dick
                                                        ------------------------

                                                   Its: Executive Vice President
                                                        ------------------------

                                                   /s/ Lawrence M. Coss
                                                       -------------------------
                                                       Lawrence M. Coss


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